UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

HF FOODS GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware State or other Jurisdiction of incorporation )	001-38180 (Commission File No.)	81-2717873 (IRS Employer Identification No)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of principal executive offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market
Preferred Share Purchase Rights	N/A	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation Arrangements

The information set forth under, or incorporated by reference into, Item 5.07 below relating to the Amendment (as defined below) is incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

HF Foods Group Inc. (the “Company”) held its 2024 annual meeting of stockholders on Monday, June 3, 2024, at 12:00 p.m. eastern time (the “Annual Meeting”). A total of 35,058,541 shares, or 67.2% of the Company’s outstanding common stock, were present in person or represented by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the Company’s stockholders: (i) elected Xiao Mou Zhang to serve as director of the Company until the 2025 annual meeting of the Company’s stockholders; (ii) approved and ratified the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for fiscal year 2024; (iii) approved, on an advisory basis, the Company’s named executive officer compensation; and (iv) approved the Second Amendment (the “Amendment”) to the HF Foods Group Inc. 2018 Omnibus Equity Incentive Plan (the “2018 Plan”), to increase the number of shares of the Company's common stock available for issuance under the 2018 Plan from 3,000,000 to 7,000,000, an increase of 4,000,000 shares.

Set forth below are the voting results for each of the proposals presented at the Annual Meeting:

Proposal 1:	The election of director nominees to serve until the 2025 annual meeting of the Company’s stockholders:

Director Name	For	Against	Abstain	Broker Non-Votes
Xiao Mou Zhang	21,322,466	2,462,174	769,075	10,504,826
Hong Wang	8,015,702	16,533,115	4,898	10,504,826
Prudence Kuai	10,145,992	14,402,825	4,898	10,504,826

Proposal 2:	The approval and ratification of the appointment of BDO USA, P.C as the Company’s independent registered public accounting firm for 2024:

For	Against	Abstain	Broker Non-Votes
34,752,736	301,114	4,691	—

Proposal 3:	An advisory vote to approve the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
19,690,164	4,851,517	12,034	10,504,826

Proposal 4:	The approval of an amendment to the Company's 2018 Omnibus Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
18,355,780	5,137,119	1,060,816	10,504,826

The 2018 Plan and the Amendment are described under “PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE 2018 PLAN” in the Company’s definitive Proxy Statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on April 24, 2024. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company’s Board of Directors previously approved the Amendment, subject to receipt of stockholder approval at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1†	Second Amendment to HF Foods Group Inc. 2018 Omnibus Equity Incentive Plan (incorporated by reference to the Annex to the Company's Definitive Proxy Statement Filed on April 24, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
† Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: June 4, 2024	/s/ Cindy Yao
Cindy Yao
Chief Financial Officer